UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                                 OCCULOGIX, INC.
             (Exact name of Registrant as specified in its Charter)


         DELAWARE                       000 51030                59-343-4771
(State or other Jurisdiction)         (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                     2600 SKYMARK AVENUE, UNIT 9, SUITE 201
                          MISSISSAUGA, ONTARIO L4W 5B2
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 28, 2005, the Company issued a press release announcing that the U.S. Food and Drug Administration has completed its review of the Long-term Efficacy in AMD from Rheopheresis in North America protocols submitted by the Company and has given the Company permission to initiate the studies. A copy of the press release is attached as an exhibit to this Current Report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press Release of OccuLogix, Inc. dated February 28, 2005.


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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OCCULOGIX, INC.

Date:  March 1, 2005
                                          By:  /s/ Stephen Kilmer
                                               ------------------------
                                               Stephen Kilmer
                                               Vice President, Corporate Affairs



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